PATRIOT TRANSPORTATION HOLDING, INC.
              1801 Art Museum Drive, Jacksonville, Florida 32207
                         ___________________________

                                NOTICE OF
                    ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

	The Annual Meeting of Shareholders of Patriot Transportation Holding, Inc. will be held at 2 o'clock in the afternoon, local time, on Wednesday, February 5, 2003 at 155 East 21st Street,
Jacksonville, Florida 32206, for the following purposes, as more fully described in the attached proxy statement:

	(1)	To elect three directors to serve for a term of four
		years and one director to serve for a term of one year;
		and

	(2)	To transact such other business as may properly come
		before the meeting or any adjournments thereof.

	Shareholders of record at the close of business on December 9, 2002 are entitled to vote at the annual meeting or any adjournment or adjournments thereof.


				BY ORDER OF THE BOARD OF DIRECTORS



December 23, 2002                  Dennis D. Frick
				   Secretary

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE
ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                   PATRIOT TRANSPORTATION HOLDING, INC.
             1801 Art Museum Drive, Jacksonville, Florida 32207

                             PROXY STATEMENT
                    ANNUAL MEETING - FEBRUARY 5, 2003

		    ---------------------------------

	The attached proxy is solicited by the Board of Directors of Patriot Transportation Holding, Inc. ("We" or the "Company") for use at the annual meeting of the shareholders to be held on Wednesday, February 5, 2003 at 2 o'clock in the afternoon, local time, and any adjournments thereof, at 155 East 21st Street, Jacksonville, Florida 32206. The proxy is revocable by written notice to the Secretary of the Company at any time before its exercise.

	Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the shareholders' directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

	This proxy statement and the accompanying proxy are being distributed to shareholders on or about December 23, 2002.

                           VOTING PROCEDURES
			   -----------------

	The holders of record of common stock at the close of business on December 9, 2002, may vote at the meeting. On such date there were outstanding 3,049,708 shares of common stock of the Company. Under the Company's Articles of Incorporation and Bylaws, each share of common stock is entitled to one vote. Under the Company's Bylaws, the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the meeting.

	Under the Florida Business Corporation Act ("FBCA"), directors are elected by a plurality of the votes cast and other matters are approved if affirmative votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter exceed the votes opposing the action, unless a greater number of affirmative votes is required by the FBCA or the Company's Articles of Incorporation. Abstentions and broker non-votes will have no effect on the vote for election of directors and most routine matters. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

1.   ELECTION OF DIRECTORS
--------------------------

	Under our Articles of Incorporation, the Board of Directors is divided into four classes. One class of directors is elected at each annual meeting of shareholders for a four-year term of office or until their successors are elected and qualified. We have listed below three nominees in Class I to be reelected to hold office until the 2007 annual meeting and one nominee in Class II, who was appointed by the Board of Directors as a director during the past year, to be elected to hold office until the 2004 annual meeting.
Your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

	The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after the 2003 annual meeting. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.

					Director
Name and Principal Occupation	  Age	Since	    Other Directorships
-----------------------------     ---   --------    -------------------

Class I - Nominees for Terms Expiring in 2007
---------------------------------------------

Francis X. Knott		   57	1989	     Florida Rock Industries, Inc.
 Chairman of Partners
 Management Co., LLC and
 Partners Realty Trust, Inc.
 (a real estate management
 enterprise)

James H. Winston		   69   1992	     Stein Mart, Inc.
 President of LPMC of Jax,			     Winston Hotels, Inc.
 Inc. (an investment real
 estate firm); President of
 Omega Insurance Company;
 President of Citadel Life &
 Health Insurance Co.


Robert H. Paul III		   68   1992
 Chairman of the Board,
 President and Chief
 Executive Officer of
 Southeast-Atlantic Beverage
 Corporation (a manufacturer
 of soft drink products)


					3

Class II - Nominee for Term Expiring in 2004
--------------------------------------------

H. Jay Skelton			   64   2002	      Consolidated - Tomoka Land
 President and Chief Executive	 		      Co.
 Officer of DDI,Inc. (a
 diversified family
 Investment company)

Directors Continuing in Office After the 2003 Annual Meeting
------------------------------------------------------------

                    Class II - Terms Expiring in 2004
                    ---------------------------------

                                        Director
Name and Principal Occupation	  Age	Since	    Other Directorships
-----------------------------     ---   --------    -------------------

John D. Baker II 		  54	1988	    Florida Rock Industries, Inc.
 President and Chief				    Hughes Supply, Inc.
 Executive Officer of				    Wachovia Corporation
 Florida Rock Industries,
 Inc.


Luke E. Fichthorn III 		  61	1989	    Florida Rock Industries, Inc.
 Partner in Twain Associates 			    Bairnco Corporation
 (a private investment
 banking firm); Chairman
 of the Board and Chief
 Executive Officer
 of Bairnco Corporation
 (manufacturer)


                     Class III - Terms Expiring in 2005
                     ----------------------------------

					Director
Name and Principal Occupation	  Age	Since	    Other Directorships
-----------------------------     ---   --------    -------------------
John E. Anderson 		  57	1989	    Winn Dixie Stores, Inc.
 President and Chief Executive
 Officer of the Company

David H. deVilliers Jr. 	  51	1993
 Vice President of the
 Company

					4

                        Class IV - Term Expiring in 2006
                        --------------------------------

					Director
Name and Principal Occupation	  Age	Since	    Other Directorships
-----------------------------     ---   --------    -------------------

Edward L. Baker			  67	1988	    Florida Rock Industries, Inc.
 Chairman of the Board of
 the Company and of Florida
 Rock Industries, Inc.

Thompson S. Baker II		  44	1994	    Florida Rock Industries, Inc.
 Vice President of Florida
 Rock Industries, Inc.

Martin E. Stein Jr.		  50	1992	    Regency Centers
 Chairman and Chief  Executive 			      Corporation
 Officer of Regency		 		    Stein Mart, Inc.
 Centers Corporation
 (a commercial real estate
 investment trust)



	All of the directors have been employed in their respective positions for the past five years.

	Edward L. Baker and John D. Baker II are brothers. Thompson S. Baker II is the son of Edward L. Baker.

	Please see "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" for a discussion of other transactions including the relationships between the Company and Florida Rock Industries, Inc. ("FRI").

              OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
	      ----------------------------------------------------

	Meetings. During the fiscal year ended September 30, 2002, the Company's Board of Directors held five meetings. Directors who are not employees of the Company are paid fees of $10,000 annually and $1,000 per directors' meeting attended and granted the award of options for 1,000 shares of common stock for each regular board meeting attended. These options have a term of ten years, have an exercise price equal to the fair market value of the underlying shares on the date of grant and are immediately exercisable. During the fiscal year ended September 30, 2002, the Chairman of the Audit Committee received $500 and all other members of the Audit Committee received $300 for each Audit Committee meeting attended. Effective October 1, 2002, the Chairman of the Audit Committee is paid a fee of $10,000 annually and the other members of the Audit Committee receive a fee of $5,000 annually but no additional fees are paid for attendance at Audit Committee meetings. Members of all other committees receive $300 and the Chairman of that Committee receives $500 for each Committee meeting attended.
Please see the information under the caption "Executive Compensation" for information about the compensation of directors that are also Company employees.

	Executive Committee. The Executive Committee is comprised of Messrs. Edward L. Baker, John D. Baker II and John E. Anderson. To the extent permitted by law, the Executive Committee exercises the powers of the Board between the meetings of the Board of Directors. During fiscal 2002 the Executive Committee held no formal meetings, but acted on various resolutions by unanimous written consents.

	Audit Committee. Currently, Messrs. Skelton, Knott, and Paul serve on the Audit Committee. Messrs. Skelton, Knott and Paul each are independent directors as defined by the listing standards of the National Association of Securities Dealers and Section 301 of the recently enacted Sarbanes-Oxley Act of 2002. The Audit
Committee recommends the appointment of independent accountants to audit the Company's consolidated financial statements and to perform professional services related to the audit, meets with the independent accountants and reviews the scope and results of their audit, and reviews the fees charged by the independent auditors.
The Committee also reviews the scope and results of internal audits. The Audit Committee adopted a written charter during fiscal 2000 that was attached as an appendix to the proxy statement for the 2001 annual meeting of the shareholders. Pursuant to the Audit Committee Charter, the Board of Directors has determined that each of the members of the Audit Committee is able to read and understand financial statements, and that Mr. Skelton, who is chairman, has financial sophistication derived from his experience and background. In reaching such determinations, the Board of Directors considered the financial, business and occupational experience, as well as the past services as a director of each Audit Committee member. During fiscal 2002, the Audit Committee held two meetings.

	Compensation Committee. The Compensation Committee currently consists of Messrs. Fichthorn, Paul and Winston. The Committee determines the compensation for the Chief Executive Officer and reviews and approves compensation for certain executive officers and members of management. In addition, the Committee administers the Company's Stock Option Plans and the Management Incentive Compensation program. During fiscal 2002 the Compensation
Committee held three meetings.

	Independent Directors Committee. During the fiscal year ended September 30, 2002, Messrs. Paul, Stein and Winston served as an ad hoc Independent Directors Committee for purposes of evaluating and approving an agreement to sell 108 acres of land located in Springfield, Virginia to FRI. The Independent Directors Committee held three meetings in fiscal 2002.

	Nominating Committee. The full Board of Directors acts as the Nominating Committee.

	During the last fiscal year, each of the directors attended 75% or more of all meetings of the Board and its Committees on which the director served, except for Mr. Paul, who attended 60% of the meetings of the Board of Directors and all of the meetings of the committees on which he served.

                            AUDIT COMMITTEE REPORT
			    ----------------------

	With respect to the Company's fiscal year ended September 30, 2002, the Audit Committee of the Board of Directors (a) has reviewed and confirmed the Audit Committee Charter, a copy of which was published in the proxy statement for the 2001 annual meeting of the shareholders; (b) has reviewed and discussed the Company's audited financial statements for fiscal 2002 with management; (c) has discussed with PricewaterhouseCoopers LLP any matters required of auditors to be discussed with the Audit Committee by Statement on Auditing Standards No. 61
(relating to additional information from the auditor regarding the scope and results of the audit); (d) has received written disclosures and a letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and has discussed with representatives of PricewaterhouseCoopers LLP their independence; and (e) has recommended to the Board of Directors that the Company's fiscal 2002 audited financial statements be included in the Company's annual report on Form 10-K.

Submitted by:				H. Jay Skelton, Chairman
					Francis X. Knott
					Robert H. Paul III

					Members of the Audit Committee

                           EXECUTIVE COMPENSATION
			   ----------------------

	Edward L. Baker, who is Chairman of the Board of the Company, receives his primary compensation from FRI which provides administrative and other services to the Company under an agreement.

Summary Compensation Table
--------------------------

	The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and five other most highly compensated executives who served in such capacities during fiscal 2002.


					      Securities
						Under-             1999    2000    All Other
    Name and                Salary    Bonus     Lying    1998 to    to      to    Compensation
Principal Position   Year   ($)(3)    ($)(3)   Options    2000     2001    2002      ($)(4)
------------------   ----   ------    ------  ---------- -------   ----    ----   ------------
John E. Anderson     2002   318,750  128,000     -0-      N/A      N/A     N/A       5,100
  President	     2001   314,250     -0-      -0-      N/A      N/A     N/A       5,245
		     2000   309,000   74,880     -0-     87,110   58,000   30,000    4,800

Ish Copley (5)       2002   143,985     -0-	 -0-      N/A      N/A	   N/A       4,320
  Former President   2001   142,389     -0-      -0-      N/A      N/A     N/A       4,948
  of SunBelt         2000   137,897   25,066     -0-      4,084    -0-	   -0-       4,800
  Transport, Inc.

Rick J. Copley (6)   2002   111,119     -0-      -0-      N/A	   N/A      N/A	     3,331
  President of
  SunBelt
  Transport, Inc.

David H. 	     2002   245,400  197,760     -0-      N/A      N/A      N/A       5,069
  deVilliers Jr.     2001   237,500  240,000     -0-      N/A      N/A      N/A       4,880
  Vice President     2000   222,500  138,000     -0-      N/A     72,000    40,000    4,800

John R. Mabbett III  2002   169,575   52,200     -0-      N/A      N/A      N/A       5,289
  President of       2001   167,275   63,038     -0-      N/A      N/A      N/A       4,880
  Florida Rock &     2000   163,600     -0-      -0-      -0-      -0-      -0-       4,800
  Tank Lines, Inc.

Ray M. 		     2002   129,425   26,500     -0-      N/A      N/A      N/A       4,303
  Van Landingham (7) 2001   116,241   14,000     N/A      N/A      N/A      N/A       4,314
  Vice President
  Finance and
  Administration and
  Chief Financial
  Officer

					8

(1)	Columns relating to "other annual compensation" and
	"restricted stock awards" have been omitted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods covered by such columns. Non-cash perquisites are not disclosed in this table because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus of each individual.

(2)	The amounts in these columns represent payments under the
	Company's performance unit plan which allowed participants to earn cash bonuses if three year performance goals were met. This long-term bonus plan was terminated effective at the end of fiscal 2000, and all amounts accrued under the plan were paid as a bonus to participants. Payments shown for plan years 1999 to 2001 and plan years 2000 to 2002 represent pro-rata amounts earned under each plan.

(3)	The amounts in this column include (a) salary and bonus
	deferred at the executive's election under the Company's
	Profit Sharing and Deferred Earnings Plan and (b) bonuses which are accrued in the year earned and paid in the following year.

(4) 	Amounts shown in this column represent the Company's
	contribution on behalf of the named executive officer to the Company's Profit Sharing and Deferred Earnings Plan.

(5) 	Ish Copley retired from the Company on September 16, 2002.

(6) 	Rick J. Copley was appointed President of Sunbelt effective
	September 16, 2002.  Prior to that date he was a Vice
	President of Sunbelt.

(7) 	Ray M. Van Landingham joined the Company in November 2000 and
	became Chief Financial Officer on January 1, 2001.

Option Grants In Last Fiscal Year
---------------------------------

	No stock options were granted to the executive officers named in the Summary Compensation Table during the fiscal year ended
September 30, 2002.

Option Exercises and Fiscal Year-End Values
-------------------------------------------

	The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2002 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table who holds options.

         						   Number of Unexercised    Value of Unexercised In-
						       Options at	       The-Money Options
					           September 30, 2002       at September 30, 2002 (1)
                                                   ---------------------    -------------------------
                         Shares
                      Acquired on     Value      Exercisable Unexercisable  Exercisable  Unesercisable
Name                    Exercise    Realized ($)     #           #              $             $
----                  -----------   ------------ ----------- -------------  -----------   ------------
John E. Anderson           --          --          25,000          --         97,500           --

David H. 		   --          --          15,000	   --	      54,000           --
deVilliers Jr.

Ish Copley 		20,000      142,368	    5,000	   --         18,000           --

Rick J. Copley					    1,200	   800           --	       --

John R. Mabbett 	   --          --          15,000	   --	      54,000	       --
III


(1)	The closing price of the Company's common stock as reported on
	The NASDAQ Stock Market on September 30, 2002 (the last trading day in fiscal 2002) of $21.35, less the exercise price, was used in calculating the value of exercisable and unexercisable options.

Pension Plan
------------

	The Company has a Management Security Plan (the "MSP Plan") for certain officers, including directors who are officers.
Benefit levels have been established on the basis of base compensation at September 30, 2002. The MSP Plan provides that in the event a participant dies prior to his retirement his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter the benefit level until his death. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first.

	The annual retirement benefit levels in effect at September 30, 2002 were:

		John E. Anderson		$160,000
		David H. deVilliers Jr. 	$123,600
		John R. Mabbett III		$ 87,000

Other executives named in the Summary Compensation Table are not eligible to participate in the MSP Plan.

                         Compensation Committee Report
	  	         -----------------------------

	The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and reviews and approves compensation of certain other officers and members of management. In addition, the Committee administers the Company's stock option plans and the Management Incentive Compensation program.

	The Committee's goals are to develop and maintain executive compensation programs that preserve and enhance shareholder value. Under the direction of the Committee, management has developed a compensation structure designed to compensate fairly executives for their performance and contribution to the Company, to attract and retain skilled and experienced personnel, to reward superior performance and to align executive and shareholder long-term interests.

	Base salary levels for executives are established taking into consideration business conditions, the Company's performance and industry compensation levels. Effective January 1, 2002, the Chief Executive Officer's salary was increased to $320,000 based on these factors, with no particular weighting, and his performance in leading the Company and its businesses.

	Both of the Company's operating groups, transportation and real estate, have Management Incentive Compensation ("MIC") plans which provide an opportunity for additional compensation to officers and key employees. The purpose of the plans is to provide a direct financial incentive in the form of an annual cash bonus to participants to achieve their business unit's and the Company's goals and objectives. Awards to individuals are based on their achieving annual predetermined objectives and the importance of and degree of difficulty in achieving those objectives. Goals for the transportation group for fiscal 2002 focused on after-tax returns on total capital employed. MIC-based objectives for real estate emphasized such key performance indicators as operating profit from the developed portfolio, lease-up periods for new buildings placed in service during the fiscal year, growth-related new development and average occupancy for the existing portfolios.

	Mr. Anderson participates in a similar MIC Plan under which the calculation, purpose and annual cash award eligibility for performance against predetermined objectives are linked to those utilized by the Company's transportation and real estate groups. His maximum individual award may not exceed 100% of base salary. Mr. Anderson received a cash bonus of $128,000 under the MIC Plan for fiscal 2002.

	Certain of the named executive officers have been granted options in the past. Under the stock option program, the vesting periods associated with stock options encourage option recipients to continue in the employ of the Company. All options granted have been granted at an option price equal to the fair market value of the Company's common stock on the date of grant. In subjectively determining the number of options to be granted to an individual, including the Chief Executive Officer, the Committee takes into account the individual's relative base salary, scope of responsibility and ability to affect both short and long term profits and add value to the Company.

          Submitted by:		Robert H. Paul III, Chairman
				Luke E. Fichthorn III
				James H. Winston
 		Members of the Compensation Committee

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

	Six directors of the Company, Edward L. Baker, John D. Baker II, Thompson S. Baker II, Luke E. Fichthorn III, Martin E. Stein
Jr. and Francis X. Knott, are also directors of FRI. Mr. Fichthorn serves on the Company's Compensation Committee. Mr. Knott's term as a director of FRI expires on February 4, 2003. The six directors own approximately 44.6% of stock of the Company and 27.9% of the stock of FRI as of December 13, 2002. Accordingly, Edward L. Baker, John D. Baker II and Thompson S. Baker II, who own approximately 43.5% of the stock of the Company and 27.3% of the stock of FRI, may be considered to be control persons of both the Company and FRI.

	Mr. Fichthorn provided the Company with financial consulting and other services during fiscal 2002 for which he received
$30,000.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                ----------------------------------------------

	The Company and FRI routinely are engaged in business together through the hauling by the Company of construction aggregates and other products for FRI and the leasing to FRI of construction aggregates mining and other properties. The Company has numerous aggregates hauling competitors at all terminal and mine sites and the rates charged are, accordingly, established by competitive conditions. Approximately 7.2% of the Company's revenue was attributable to FRI during fiscal year 2002. In addition, under an agreement, FRI provides certain management and related services, including tax, legal and administrative services to the Company and its subsidiaries. FRI charged the Company $463,000 for such services in 2002.

	In November 2000, after approval by committees of independent directors of each of the Company and FRI and receipt of independent appraisals, the Company sold to FRI real properties near Rome, Georgia and Springfield, Virginia for $2,607,000.

	In February 2002, a subsidiary of the Company entered into an agreement to sell to FRI 108 acres of land located in the northwest quadrant of I-395 and I-495 at Edsall Road in Springfield, Virginia for $15,000,000. The closing is subject to customary closing conditions and may occur within 45 days of the Company giving notice to FRI to close or, subsequent to June 30, 2003, within 45 days of either party giving notice to close. The agreement was approved by a committee of independent directors of the Company after review of a development feasibility study and other materials, consultation with management and advice of independent counsel.

	In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

Shareholder Return Performance
------------------------------

	The following graph compares the performance of the Company's common stock to that of the Total Return Index for The NASDAQ Stock Market-US Index and The NASDAQ Trucking and Transportation Stock Index for the period commencing September 30, 1997 and ending on September 30, 2002. The graph assumes that $100 was invested on September 30, 1997 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends.




				[GRAPH]

			  1997	1998	1999	2000	2001	2002
PATRIOT			   100	  65	  70	  47	  50	  63
NASDAQ-US		   100	 102	 166	 220	  90	  71
NASDAQ-T&T		   100	  75	  85 	  74	  70	  79


	Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and Shareholder Return Performance shall not be incorporated by reference into any such filings.

              COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
	      ---------------------------------------------------
	The following table and notes set forth the beneficial ownership of common stock of the Company by each person known by the Company to own beneficially more than 5% of the common stock of the Company. Percentage calculations are based on the outstanding shares of the Company's common stock on December 13, 2002.


Title of Class    Name and Address	Amount and Nature of
		  of Beneficial Owner	Beneficial Ownership   Percentage of Class
--------------    -------------------   --------------------   -------------------
Common		  Baker Holdings, LP	       1,061,521	     34.8%
		  Edward L. Baker		 126,108 (1)	      4.1%
		  John D. Baker II		 121,914 (1)	      4.0%
		  P. O. Box 4667	       ---------            -----
		  Jacksonville, FL  32201      1,403,182	     42.7%

Common	 	  Royce & Associates, Inc.	 349,800 (2)	     11.5%
		  1414 Avenue of the Americas
		  New York, NY  10019

Common		  Eastabrook Capital Management  239,718 (3)	      7.9%
		  430 Park Avenue
		  Suite 1810
		  New York, NY  10022

Common		  Wellington Management Company  319,700 (3)	     10.5%
		  75 State Street
		  Boston, MA  02104


(1)	Baker Holdings, LP is a limited partnership in which Edward L.
	Baker and John D. Baker II are the sole shareholders of its general partner and as such have shared voting power and dispositive power over the shares owned by the partnership. Through pass through entities, each of Edward L. Baker and John D. Baker II has a pecuniary interest in 353,840 shares. Ownership is reported as of October 31, 2001. See "Common Stock Ownership by Directors and Officers" including the notes thereunder for an aggregation and identification of other shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)	Royce & Associates, Inc. ("Royce") reported as of February 28,
	2002 that pursuant to Securities and Exchange Commission Rule 13d-(1)(b)(ii)(H) it has sole voting and investment power as to the shares shown.

(3)	Eastabrook Capital Management is an investment advisor and
	reports, as of October 23, 2000, shared voting power and sole investment power as to 239,718 shares.

(4)	Wellington Management Company is an investment advisor and
	reports, as of December 31, 2001, shared voting power as to 104,300 shares and shared dispositive power as to 319,700 shares.

                COMMON STOCK OWNERSHIP BY DIRECTORS AND OFFICERS
		------------------------------------------------

 	The following table and notes set forth the beneficial ownership of common stock of the Company by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of December 13, 2002 and also includes shares held under options which are exercisable within 60 days of December 13, 2002.



            Name of 	     Amount and Nature of      Percentage of
      Of Beneficial Owner   Beneficial Ownership (1)	   Class

      -------------------   ------------------------   -------------
      John E. Anderson		  45,806		  1.5
      Edward L. Baker		 833,789 (2)(3)		 27.3
      John D. Baker II		 475,754 (2)(4)		 15.6
      Thompson S. Baker II	  30,363		  1.0
      Rick J. Copley		   1,949		    *
      Ish Copley		   3,100		    *
      David H. deVilliers Jr.	  17,887		    *
      Luke E. Fichthorn III	  29,043 (5) 		    *
      Francis X. Knott		  14,120 (6)		    *
      John B. Mabbett III	  19,500		    *
      Robert H. Paul III	  13,800		    *
      H. Jay Skelton		   2,000		    *
      Martin E. Stein Jr. 	  51,300 (7)		  1.7
      Ray M. Van Landingham       --			    --
      James H. Winston 		  13,000		    *
      All Directors and Officers
	as a group
        (16 people)	       1,552,178		 48.7


* Less than 1%

(1) 	The preceding table includes the following shares held under
	the Company's Profit Sharing and Deferred Earnings Plan which includes shares previously held under a Tax Reduction Act Employee Stock Ownership Plan ("TRAESOP") previously established by FRI as to which the named person has sole voting power, and shares held under options which are exercisable within 60 days of December 13, 2002.

				Shares Under
				Profit Sharing Plan	Shares Under Option
				-------------------     -------------------
	John E. Anderson		-0-		   25,000
	Edward L. Baker			2,542		   11,000
	John D. Baker II		1,549		   11,000
	Thompson S. Baker II		    7		   11,000
	Ish Copley			-0-		    3,000
	Rick J. Copley			-0-		    1,600
	David H. deVilliers Jr.		  887		   15,000
	Luke E. Fichthorn III		-0-		   11,000
	Francis X. Knott		-0-		   10,000
	John B. Mabbett III		  349		   15,000
	Robert H. Paul III		-0-		    8,000
	H. Jay Skelton			-0-		    2,000
	Martin E. Stein Jr. 		-0-		    9,000
	Ray M. Van Landingham		-0-		     -0-
	James H. Winston 		-0-		    8,000
	All directors and
	officers as a
	group (16 people)		5,327		  140,600


(2)	Includes out of the 1,061,521 shares owned by Baker Holdings,
	LP, as to which Edward L. Baker and John D. Baker II have shared voting and investment power, for Edward L. Baker, 353,840 in which he has a beneficial interest and 353,841 shares in which another person has a beneficial interest, which 707,681 shares are excluded from the amounts shown for John D. Baker II; the remaining 353,840 shares in which John
	D. Baker II has a pecuniary interest are included in the number of shares shown for John D. Baker II.

(3)	Includes 26,191 shares held by the Edward L. Baker Living
	Trust and 1,904 shares held directly by Edward L. Baker as to each of which Edward L. Baker has sole voting power and sole investment power; 83,639 shares held in trust for the benefit of children of John D. Baker II as to which Edward L. Baker has sole voting power and sole investment power but as to which he disclaims beneficial ownership; 432 shares held by a trust for which Edward L. Baker is a co-trustee with SunTrust Bank and to which he has potential income rights; and 400 shares directly owned by the spouse of Edward L. Baker as to which he disclaims beneficial ownership.

(4)	Includes 107,402 shares held in the John D. Baker II Living
	Trust as to which John D. Baker II has sole voting power and sole investment power; and 1,963 shares directly owned by the spouse of John D. Baker II as to which he disclaims beneficial ownership.

(5)	Includes 100 shares owned by the spouse of Mr. Fichthorn as to
	which he disclaims any beneficial interest.

(6)	Includes 3,490 shares held by Francis X. Knott as custodian as
	to which Mr. Knott has sole voting and dispositive power but as to which he disclaims any beneficial interest.

(7)	Regency Square II, a Florida general partnership, owns 40,300
	shares of the Company. Martin E. Stein Jr., as a partner, holds a 2.5248% interest in the partnership. Trust B under the will of Martin E. Stein, deceased, as a partner, holds a 46.21% interest in the Partnership. John D. Baker II in a co-trustee of the trust of Martin E. Stein, deceased, and as such has a one-third shared voting and dispositive power as to the trust. Martin E. Stein Jr. has a beneficial interest in the trust, and, together with his two brothers, acting jointly as co-trustees, has a one-third shared voting and dispositive power as to the trust. The partnership's shares in the Company are excluded from the total shown for John D. Baker II, who disclaims any pecuniary or beneficial interest to such shares, but are included in the total shown for Mr. Stein Jr.

                              INDEPENDENT AUDITORS
			      --------------------

	As previously disclosed by the Company in a Current Report on Form 8-K, on May 1, 2002, the Board of Directors, upon recommendation of the Audit Committee, dismissed Deloitte & Touche LLP as the Company's principal public accountants and engaged PricewaterhouseCoopers LLP to serve as the Company's principal public accountants for a three year term beginning with fiscal year 2002. Representatives of PricewaterhouseCoopers LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

	The reports of Deloitte & Touche LLP on the consolidated financial statements of the Company and its subsidiaries for the two fiscal years ended September 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

	During the Company's two fiscal years ended September 30, 2000 and 2001 and the subsequent interim periods through the date of cessation of the client-auditor relationship, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Delotte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation
S-K.

	The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosures.

	During the Company's two fiscal years ended September 30, 2000 and 2001 and the subsequent interim periods through April 30, 2002, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) of Regulation S-K.

Audit Fees:
----------

	The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2002 and the review of the financial statements included in the Company's Form 10-Q for the fiscal quarter ended June 30, 2002 were $55,000. The fees billed by Deloitte & Touche LLP for professional services rendered for the review of the financial statements included in the Company's Forms 10-Q for the first two quarters of fiscal 2002 were $18,070.

Financial Information Systems Design and Implementation Fees:
------------------------------------------------------------

	No fees were billed for professional services for financial information systems design and implementation.

All Other Fees:
--------------

	The aggregate fees billed or to be billed for professional services rendered by PricewaterhouseCoopers LLP for fiscal 2002 other than for the services described in the preceding two
paragraphs were $25,000.   The Audit Committee of the Board of
Directors has considered whether the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                             SHAREHOLDER PROPOSALS
			     ---------------------

	Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2004 must be delivered in writing to the principal executive offices of the Company no later than August 25, 2003. The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

	Except for shareholder proposals to be included in the Company's proxy materials, the deadline for nominations for director submitted by a shareholder is forty days before the next annual meeting and for other shareholder proposals is November 8, 2003. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.
The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 8, 2003.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
	   -------------------------------------------------------

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, The NASDAQ Stock
Market and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, except for two transactions reported late on one report for Mr. DeVilliers.

                            COST OF SOLICITATION
			    --------------------

	The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement. The Company will reimburse brokers and nominees their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other electronic means by directors, officers and other employees of the Company.

                                 OTHER MATTERS
				 -------------

	The Board of Directors does not know of any other matters to come before the meeting. However, if any other matters come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such matters in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

         DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
	 --------------------------------------------------------

	The Company may deliver only one annual report or proxy statement to multiple shareholders sharing an address unless the shareholder(s) have instructed the Company otherwise. Upon a shareholder's written or oral request, the Company will deliver a separate copy of the annual report or proxy statement at a shared address to which a single copy was delivered. Please write the Treasurer at 1801 Art Museum Drive, Jacksonville, Florida 32207 or call the Treasurer at (904) 396-5733 if you wish to receive a separate annual report or proxy statement in the future. You may also write or call the Treasurer at that address or telephone number to request delivery of a single copy of the annual report or proxy statement if you are receiving multiple copies of the annual report or proxy statement at a shared address and would like only one copy.

                         	BY ORDER OF THE BOARD OF DIRECTORS


December 23, 2002             	Dennis D. Frick
                                  Secretary

                 PLEASE RETURN THE ENCLOSED FORM OF PROXY,
            DATED AND SIGNED, IN THE ENCLOSED ADDRESSED ENVELOPE,
                        WHICH REQUIRES NO POSTAGE.




SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF PATRIOT
TRANSPORTATION HOLDING, INC.'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES BY WRITING TO THE TREASURER
AT 1801 ART MUSEUM DRIVE, JACKSONVILLE, FLORIDA 32207.

			PATRIOT TRANSPORTATION HOLDING, INC.
		       PROXY SOLICITED BY BOARD OF DIRECTORS

      FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 5, 2003

     The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Patriot Transportation Holding, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 155 East 21st Street, Jacksonville, Florida on February 5, 2003, at 2 o'clock in the afternoon, local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

     1.  / /  FOR the nominees listed  /  /  WITHHOLD AUTHORITY
              below (except as marked        to vote for all nominees
              to the contrary below)         listed below

   Francis X. Knott, James H. Winston, Robert H. Paul III and
	H. Jay Skelton

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

___________________________________________________________________

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

                  (Continued and to be signed on other side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

    Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned's directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

	The undersigned hereby revokes any proxy heretofore given with respect to said stock, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 23, 2002, and authorizes and confirms all that the said proxies or their substitutes, or any of them, may do by virtue hereof.

                            Dated:________________________________

                            _______________________________________
 			    Signature

			    _______________________________________
                                   Signature, if held jointly

			IMPORTANT:  Please date this proxy
			and sign exactly as your name or
			names appear(s) hereon.  If the stock
			is held jointly, signatures should
			include both names. Personal
			representatives, trustees, guardians
			and others signing in a
			representative capacity should give
			full title.  If you attend the
			meeting you may, if you wish,
			withdraw your proxy and vote in
			person.


             PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                   Proxy Statement dated December 23, 2002